UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) May 5, 2006

PROQUEST COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3246	36-3580106

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 Eisenhower Parkway, PO Box 1346	48106-1346

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (734) 761-4700

Not Applicable

(Former name or former address, if changed since last report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

ProQuest Company (the “Company”) is filing this Report on Form 8-K to disclose that it expects that its Audit Committee will complete its investigation related to the Company's ongoing accounting review and the previously-disclosed restatement of its operating results in four to six weeks. The Company also stated that in connection with the investigation, it has terminated a senior employee who worked in the finance department of one of the Company's three divisions. This employee had been placed on administrative leave. The Company also anticipates filing its Annual Report on Form 10-K for fiscal 2005 in the fall of 2006.

Forward-Looking Statements

Some of the statements contained herein constitute forward-looking statements. These statements relate to future events, the results of our pending restatement process, or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets' actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks and other factors you should specifically consider include, but are not limited to: the company's ability to successfully conclude the review of its financial results, the discovery of additional restatement items, the ability to renegotiate the terms of its revolving credit agreement and senior notes in connection with defaults under such debt due to any potential restatement if further defaults occur, the outcome of the company's and the Audit Committee's continuing investigation of the accounting errors, increased debt level due to the acquisition of Voyager Learning, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation, decreased library and educational funding/budgets, the ability to successfully integrate the Voyager Learning acquisition, the ability to successfully close and integrate other acquisitions, demand for ProQuest's products and services, success of ongoing product development, maintaining acceptable margins, ability to control costs, the impact of federal, state and local regulatory requirements on ProQuest's business, including K-12 and higher education, and automotive, the impact of competition and the uncertainty of economic conditions in general, the ability to successfully attract and retain customers, sell additional products to existing customers, and win new business due to changes in technology, the ability to maintain a broad customer base to avoid dependence on any one single customer, K-12 enrollment and demographic trends, the level of educational funding, the level of education technology investments, the company's ability to obtain OEM data access agreements, the company's ability to obtain financing, global economic conditions, financial market performance, and other risks listed under "Risk Factors" in our regular filings with the Securities and Exchange Commission. In some cases, you can identify forward- looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," "projects," "intends," "prospects," "priorities," or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. We undertake no obligation to update any of these statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROQUEST COMPANY

(Registrant)

DATE: May 9, 2006	BY	/s/ Todd Buchardt

Todd Buchardt
Senior Vice President and General Counsel